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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                          ----------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): April 22, 2002
                                                         --------------

                               ALLEN TELECOM INC.
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               (Exact name of Registrant as specified in charter)


          Delaware                    1-6016                 38-0290950
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(State of Other Jurisdiction        (Commission           (I.R.S. Employer
      of Incorporation)            File Number)        Identification Number)



25101 Chagrin Boulevard, Beachwood, Ohio                       44122-5619
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(Address of Principal Executive Offices)                       (Zip Code)



         Registrant's telephone number, including area code    216/765-5800
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS
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                  This Current Report on Form 8-K is being filed with the
Securities and Exchange Commission by Allen Telecom Inc. for the purpose of providing the information set forth in the press release issued by Allen Telecom on April 22, 2002, a copy of which is filed as Exhibit 99.1 hereto and which is incorporated herein by this reference.

ITEM 7.  EXHIBITS
         --------

         Exhibit 99.1              Press Release, dated April 22, 2002





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                                   SIGNATURES
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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ALLEN TELECOM INC.


                                       By:      /s/ Laura C. Meagher
                                                -------------------------------
                                                Laura C. Meagher
                                                General Counsel and Secretary


Date:  April 22, 2002
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                               ALLEN TELECOM INC.
                               ------------------

                                  EXHIBIT INDEX
                                  -------------

Exhibit Number             Document
--------------             --------
     99.1                  Press Release, dated April 22, 2002



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